SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MARCO COMMUNITY BANCORP, INC.
(Name of Registrant as Specified in its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Amount Previously Paid: ________________________________

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April 9, 2009

Fellow Shareholders:

We are pleased to announce that the 2009 Annual Meeting of Shareholders of Marco Community Bancorp, Inc. will be held at the United Church of Marco Island, 320 North Barfield Drive, Marco Island, Florida 34145, on Saturday, May 9, 2009, beginning promptly at 10:00 a.m. Doors to the Church Meeting Hall will open at 9:00 a.m., and we will be serving light refreshments and coffee at that time. If you have any questions or need additional information, please call Laura Jennings at (239) 259-1413.

The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business.

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed Proxy Card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

On behalf of the Board of Directors and all the employees of Marco Community Bancorp, Inc., we look forward to seeing you at the Annual Meeting.

Sincerely,

Richard Storm, Jr.
Chairman of the Board

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 9, 2009

The 2009 Annual Meeting of Shareholders (“Annual Meeting”) of Marco Community Bancorp, Inc. (“MCBI”) will be held at the United Church of Marco Island, 320 North Barfield Drive, Marco Island, Florida 34145, on May 9, 2009, beginning promptly at 10:00 a.m. local time. At the Annual Meeting, the holders of MCBI’s outstanding common stock will act on the following items:

1.	The election of eight members of the Board of Directors, each to serve for a one-year term;

2.	The amendment of the Company’s 2003 Amended and Restated Stock Option Plans to remove the minimum price limit for a stock option grant.

3.	The ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors for MCBI and its wholly-owned subsidiaries, for the fiscal year ending December 31, 2009;

4.	The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of the foregoing items; and

The transaction of any other business that properly comes before the Annual Meeting, or any adjournment thereof.

All shareholders of record owning shares of MCBI at the close of business on March 2, 2009, are entitled to vote at the Annual Meeting, or any adjournments thereof.

By Order of the Board of Directors,

Bruce G. Fedor
Corporate Secretary

Marco Island, Florida
April 9, 2009

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

MARCO COMMUNITY BANCORP, INC.

PROXY STATEMENT

These proxy materials are being provided in connection with the solicitation of proxies by the Board of Directors of Marco Community Bancorp, Inc. (“MCBI”) to be voted on at the 2009 Annual Meeting of Shareholders, and any adjournment thereof (“Annual Meeting”). MCBI’s Annual Report, which includes the financial statements for the fiscal year ended December 31, 2008, accompanies this Proxy Statement, which is first being mailed to shareholders on or about April 9, 2009.

Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted in accordance with the Board of Directors’ recommenda-tions as stated in this Proxy Statement.

In order for us to have a quorum present to be able to convene the Annual Meeting, it is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign, and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope, so that your proxy can be counted for purposes of establishing a quorum in order for the Annual Meeting to proceed as scheduled.

When and where is the 2009 Annual Meeting being held?

Date: Saturday, May 9, 2009 Time: 10:00 a.m. local time Location: The United Church of Marco Island 320 North Barfield Drive Marco Island, Florida 34145

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDERS MEETING TO BE HELD ON MAY 9, 2009.

A copy of this proxy statement and of MCBI’s Annual Report on Form 10-K are also available to shareholders via the Internet at http://www.cfpproxy.com/5886.

Who is soliciting proxies?

This Proxy Statement and the accompanying Proxy Card are being furnished to MCBI shareholders in connection with the solicitation of proxies by the Board of Directors of MCBI.

How can I revoke or change my proxy?

Your presence at the Annual Meeting will not automatically revoke your proxy. How-ever, you may revoke a proxy at any time prior to its exercise by:

➢	Delivering a written notice of revocation to MCBI; or
➢	Delivering a duly executed proxy bearing a later date to MCBI;
➢	Attending the Annual Meeting and choosing to vote in person, if your shares are held in your name; or
➢	If your shares are held in a brokerage account, by obtaining a “legal proxy” from your broker and bringing that document to the Annual Meeting.

What are the voting rights of our shareholders?

Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act (“Act”), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected. The nine nominees who receive the most votes, regardless of the number of votes, will be elected to serve one year terms on the Board.

Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect on these types of matters under the Act.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

Who is entitled to vote at the Annual Meeting?

The close of business on March 2, 2009, has been fixed by the Board of Directors as the “record date” for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof.  As of February 28, 2009, there were 3,222,608 shares of MCBI common stock outstanding which were held by approximately 369 shareholders of record.

How do I vote?

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, dating, signing, and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

If your shares are held with a brokerage firm in “street name,” under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers’ shares on certain “routine” matters, including the election of directors. When a brokerage firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters. The Amendment of the Company’s Stock Option Plans is the only non-routine matter to be acted upon at the Annual Meeting.

MARKET INFORMATION

Our common stock is traded on the Over-the-Counter Bulletin Board (www.otcbb.com) under the symbol “MCBN.”  More information on the market for our securities is included in our Annual Report on Form 10-K under the heading “Market for Registrant’s Common Equity and Related Stockholder Matters.”

BOARD OF DIRECTORS MEETINGS

During the year ended December 31, 2008, MCBI’s Board of Directors held ten meetings. All directors attended at least 75% of the total meetings of the Board of Directors and any committees on which he or she served. MCBI requires its Directors to attend the Annual Meeting of Shareholders and, in 2008, all of our Directors were in attendance, with the exception of Jamie B. Greusel.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that except for Stephen A. McLaughlin, Richard Storm, Jr. and Richard E. Storm, each member of the Board is an “independent director” within the meaning of the Nasdaq Marketplace Rule 4200(a)(15). The determination that Mr.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

McLaughlin is not independent was based upon the fact that he serves as an executive as well as a director of the Company.  Messrs. Richard Storm, Jr. and Richard E. Storm were determined not to be independent because they both serve as executives of the Company and because of their relationship as father and son.

COMMITTEES OF THE BOARD OF DIRECTORS

General

MCBI has five standing committees: the Audit Committee; the Corporate Governance Committee; the Executive Committee; the Nominating Committee; and the Strategic Planning Committee. The following table lists the members of each Committee and the number of meetings that were held.

Board Member	Audit	Corporate Governance	Executive	Nominating	Strategic Planning
John V. Cofer(1)			X		Chair
Joel M. Cox(2)	X	X			X
Bruce G. Fedor(1)		Chair	X	X
Jamie B. Greusel(2)	X	X
Robert A. Marks	X		X	Chair
Stephen A. McLaughlin			Chair	X
E. Terry Skone	Chair
Richard E. Storm					X
Richard Storm, Jr. (3)			X		X
Timothy L. Truesdell	X
Brooks C.B. Wood

Total Meetings in 2008	5	1	3	1	2
____________
(1)	Not standing for re-election.
(2)	Resigned from the Board in December 2008.
(3)	As Chairman of the Board, Mr. Storm, Jr. is an ex officio member of each other committee.

The Audit Committee has adopted a formal charter, which is included in this Proxy Statement as Exhibit A.  Under its charter, the Committee reviews MCBI’s auditing, accounting, financial reporting and internal control functions, recommends our independent auditor, and reviews the auditor’s services.  For further information regarding the Audit Committee, please see the Report of the Audit Committee below.

The Corporate Governance Committee evaluates MCBI’s corporate policies and procedures, which includes periodically reviewing MCBI’s Articles of Incorporation and Bylaws to determine if any recommended changes need to be made. Special emphasis is placed on compliance with the Sarbanes-Oxley Act of 2002 and federal securities laws.

The Executive Committee has the authority of the Board of Directors when the Board is not in session. The Executive Committee may exercise all powers of the Board of Directors in the management of the business and affairs of MCBI under Florida law.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

The Nominating Committee meets to evaluate director candidates for MCBI’s Board of Directors. The Board has determined that each member of the Committee is independent as defined by Nasdaq Marketplace Rule 4200(a)(15). This Committee, however, has not yet adopted a charter and does not have written procedures or a policy on the selection of nominees or the evaluation of shareholder recommendations.  Until a charter and nominating procedures are put in place, the Committee will continue to make all such decisions on a case-by-case basis, in which it may consider the nominee’s business background, involvement in the community, prior banking experience, and involvement with the Bank. These are the same criteria used in evaluating candidates selected by the Board.  Based on the Company’s size and marketing area, the Board believes these policies are appropriate for MCBI.

The Strategic Planning Committee evaluates possible expansionary activities for MCBI, both in new lines of business and new market areas.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors believes that the members of the Audit Committee are all “Independent Directors” under Nasdaq Marketplace Rule 4200(a)(15) in that they have no relationships that would impair their abilities to objectively and impartially execute their duties.

The functions of the Audit Committee are focused on three areas:

➢	The adequacy of MCBI’s internal controls and financial reporting process and the reliability of MCBI’s financial statements;
➢	The performance of MCBI’s internal auditors and the independence and performance of MCBI’s independent auditors; and
➢	MCBI’s compliance with legal and regulatory requirements.

The Audit Committee has met periodically with management to consider the adequacy of MCBI’s internal controls and the objectivity of its financial reporting. These matters were discussed with MCBI’s independent auditors. The Audit Committee also met with the independent auditors without management present. The independent auditors have unrestricted access to the members of the Audit Committee. In addition, the Audit Committee also recommends to the Board the appointment of the independent auditors and periodically reviews their performance, fees, and independence from management.

No member of our Audit Committee has the requisite financial expertise to qualify as an “audit committee financial expert” as defined by Securities and Exchange Rules. The Board has determined that, given the size of our organization and the number of competitors in our marketplace, obtaining an “audit committee financial expert” who has the specific bank accounting experience to qualify as such, would be extremely difficult. However, the Board believes that all of our current Audit Committee members have a level of financial literacy and familiarity with banking operations to provide strong financial guidance to the Committee and MCBI, with the assistance of our independent auditors.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

Management has primary responsibility for MCBI’s financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management and express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of MCBI in conformity with accounting principles generally accepted in the United States of America, and discuss with the Committee any issues they believe should be raised and addressed. The Audit Committee monitors these processes, relying without independent verification, on the information provided to the Audit Committee and on the representations made by management and the independent auditors.

This year, the Audit Committee reviewed MCBI’s audited financial statements as of, and for, the fiscal year ended December 31, 2008, and met with both management and MCBI’s independent auditors to discuss those financial statements. Management has represented to the Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee received from, and discussed with, MCBI’s independent auditors, Hacker, Johnson & Smith, P.A., the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. These items relate to the independent auditor’s independence from MCBI. The Committee also discussed with Hacker, Johnson & Smith, P.A. any matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that MCBI’s audited financial statements be included in MCBI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

E. Terry Skone, Chairman, Robert A. Marks and Timothy L. Truesdell

PROPOSAL I – ELECTION OF DIRECTORS

The Board of Directors is presently comprised of nine members. For 2009, the Board has set its size at eight members, each to serve a one-year term. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

The eight nominees are: James B. Kauffman, Jr., Robert A. Marks, Stephen A. McLaughlin, E. Terry Skone, Richard E. Storm, Richard Storm, Jr., Timothy L. Truesdell and Brooks C.B. Wood, who have all indicated their willingness to stand for election and to serve as directors if elected.  Should any of the director nominees become unable or unwilling to serve, proxies will be voted for the election of such other person(s) as the Board of Directors may choose to nominate.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

As previously discussed in this Proxy Statement, the affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect each director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

Information relating to the business experience and age of MCBI’s director nominees and non-director executive officer is set forth beginning on the following page.

DIRECTOR NOMINEES
Nominee	Age	Business Experience	Director Since

James B. Kauffman, Jr.	62
Mr. Kauffmann is retired from a banking career spanning 38 years primarily with banks in Pennsylvania and including service as the Acting Secretary and then Secretary of Banking for the Commonwealth of Pennsylvania from 2000-2002.  His career began as a Banking Officer for Girard Bank in Philadelphia where he served for ten years.  Mr. Kauffmann held various positions at other banks after that time including Chairman, President and Chief Executive Officer of Keystone Bank, N.A., Horsham, Pennsylvania in the mid to late 1990’s.  Mr. Kauffman is a graduate of Ursinus College of Collegeville, Pennsylvania and completed coursework for a Master’s degree in Finance at the Wharton School at the University of Pennsylvania.

			N/A
Robert A. Marks	77	Mr. Marks, a founding director of MCBI and Marco Community Bank, retired from Metropolitan Life Insurance Company in 1986, after a 30-year career, culminating with his service as a Regional Manager based in Nashville, Tennessee. From 1996 to 2001, he was a director of Citizens Community Bank of Florida and Citizens Community Bancorp, Inc. Mr. Marks received a Chartered Life Underwriter degree in 1971 from the American College of Life Underwriters.	2003
Stephen A. McLaughlin	62
Mr. McLaughlin is a founding Director and the Vice Chairman and President of MCBI and was the founding Vice Chairman of the Board of Marco Community Bank. From 2005 until 2007, Mr. McLaughlin also served as MCBI’s Chief Executive Officer. Mr. McLaughlin is also involved in the operation of several Maine-based real estate consulting and timber companies, including Land & Timber Brokers, LLC. He was also a founding director of Citizens Community Bank of Florida and of Citizens Community Bancorp, Inc. and served as a director until both were acquired by F.N.B. Corporation in April 2001. From 1996 to 1998, he served as that bank’s Vice-President of Administration. Mr. McLaughlin graduated from the University of Maine in 1968 with an Electrical Engineering degree.

			2003

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

Nominee	Age	Business Experience	Director Since
E. Terry Skone	68	Mr. Skone is a founding director of MCBI and Marco Community Bank. He retired as President and Chairman of Deerwood Bancorporation, Inc. and of First National Bank of Deerwood, Deerwood, Minnesota in 1997, after 42 years of service. Following his retirement, he was a director of Citizens Community Bancorp, Inc. from 1998 to 1999. He received a B.S. from Gustavus Adolphus College in 1962, and in 1969, graduated from the University of Wisconsin School of Banking.	2003
Richard E. Storm	47	Mr. Storm is a director of MCBI and Marco Community Bank and has served as the Chief Operating Officer of MCBI and as the Chair of the Oversight Committee of Marco Community Bank since August of 2008. Before joining the Company, Mr. Storm served as Chief Executive Officer of Universal Fidelity, LP of Houston, Texas. Prior to that, Mr. Storm held positions over the last 18 years with General Electric Finance. He is the son of Chairman and Chief Executive Officer Richard Storm, Jr.	2008
Richard Storm, Jr.	67
Mr. Storm is the founding Chairman of the Board of MCBI and has served as its Chief Executive Officer since July 2007. He also currently serves as Chief Executive Officer and President of Marco Community Bank. He has been a resident of Collier County, Florida for over 26 years. Mr. Storm has more than 30 years of experience in banking and was a founding director, Chairman of the Board and Chief Executive Officer of Citizens Community Bank of Florida and its parent holding company, Citizens Community Bancorp, Inc. He served in those capacities until Citizens Community Bancorp, Inc. and its subsidiaries were sold in April 2001 to F.N.B. Corporation. Mr. Storm served as the Chief Executive Officer and President of Citizens Community Bank, a subsidiary of F.N.B. from April 2001 to December 31, 2002. From 1987 to 1994, Mr. Storm served as a director and Corporate Secretary of Citizens National Corporation and as a director of Citizens National Bank, both located in Naples, Florida. Following Citizens National’s merger with AmSouth Bank of Florida in 1994, Mr. Storm served as a City Director of AmSouth Bank until 1995. Mr. Storm was also a director of Danbury Bank and Trust, Danbury, Connecticut from 1973 to 1979 and then after the merger with Connecticut Bank and Trust was appointed a regional director. From 1997 to 1998, he served as a director of the Florida Community Bankers and in 1999 as a director of the Florida Bankers Association. In addition to his many bank affiliations over the years, Mr. Storm has an extensive background in real estate management, marketing, finance and development. He is currently principal shareholder of River Village, Inc. (a condominium development company).

			2003

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

Nominee	Age	Business Experience	Director Since
Timothy L. Truesdell	57
Mr. Truesdell is the President of Timothy Truesdell Investments a private investment and consulting firm with offices in Marco Island, Florida. Prior to founding his firm in 2004, Mr. Truesdell was the portfolio manager and executive assistant of the Kamm Family Office in South Bend, Indiana and the director of development research at the University of Notre Dame.  Mr. Truesdell is a Knight of Malta, the highest honor awarded for service to the Roman Catholic Church and was invested in the lay/religious organization by the late John Cardinal O’Hara in St. Patrick’s Cathedral in New York in 1992. Mr. Truesdell’s leadership positions have included president of Fernwood Botanical Garden, president of St. Mary’s School Board of Education and chair of the finance, investment and public works committees of the Niles, Michigan City Council to which he was elected. Mr. Truesdell received his BA from the University of Notre Dame in 1974.

			2008
Brooks C.B. Wood	68
Mr. Wood has also served as a Director of the Marco Community Bank since 2006 and from 2004 to 2006 served as a member of its Advisory Board. From 1985 to the present Mr. Wood formed and was a part of Brunswick Associates which acquired land and built the Brunswick Shopping Mall in Brunswick, Maryland and he now is the sole owner and operator of the shopping center.  Mr. Wood also had a general real estate brokerage practice under the name Woodbyrne Realty, then The Wood Realty Group, Inc. in Maryland from 1975 to 2004 when he retired as President.  Mr. Wood graduated from Emory & Henry College in Emory, Virginia and did graduate work at The American University and Maryland University

			2008

NON-DIRECTOR EXECUTIVE OFFICER

Officer	Age	Business Experience

Thomas J. Mitchusson, CPA	52
Mr. Mitchusson was appointed in December 2008 to be the Chief Financial Officer and Senior Vice President of both MCBI and Marco Community Bank.  He is also a Director of Marco Community Bank. From December 1991 until joining the Company, Mr. Mitchusson was the Owner, Chief Executive Officer and President of Accounting Services of SW Florida, Inc., Marco Island, Florida. He also served as a director and the Chief Financial Officer or Pioneer Bank & Trust Company, St. Louis, Missouri, from January 1986 until December 1991.  Mr. Mitchusson received his BS in BA degree from the Ohio State University in 1979 and is licensed as a Certified Public Accountant in the states of Florida, Ohio and Missouri.

The Board of Directors Recommends that the Shareholders
Vote “For” the Election of the Eight Director Nominees.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

BENEFICIAL STOCK OWNERSHIP OF
DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the current beneficial ownership of MCBI common stock of each director, director nominee, non-director executive officer as of March 2, 2009. Collectively, these individuals own 43.42% of our outstanding common stock. To the best of our knowledge, Directors McLaughlin, Skone, and Storm, Jr. and Ms. Melanie J. Hanson (a former MCBI director) are the only beneficial owners of more than 5% of MCBI’s common stock.  Ms. Hanson, c/o Marco Community Bank, 1770 San Marco Road, Marco Island, Florida 34145, owns 205,775 shares of common stock, or 6.39% of the outstanding shares.

Directors and Executive Officers	Number of Shares Owned(1)	Right to Acquire(2)		Total % of Beneficial Ownership(3)	To be Acquired Upon Conversion of Series B(4) and C(5) Preferred Stock
John V. Cofer(6)	46,500	13,250		1.85	8,000
Joel M. Cox(7)	68,985	4,000		2.26	16,000
Bruce G. Fedor(6)	12,825	0		0.40	0
Jamie B. Greusel(7)	66,032	11,250		2.39	12,000
James B. Kauffman, Jr.	0	26,000		0.80	26,000
Robert A. Marks	50,000	19,250		2.14	14,000
Stephen A. McLaughlin	183,000	0		5.68	30,000
Thomas J. Mitchusson	1,000	67,500		2.08	26,000
E. Terry Skone	194,858	8,000		6.28	32,000
Richard Storm, Jr.	456,874	120,000		17.26	240,000
Richard E. Storm	0	61,250		1.87	50,000
Timothy L. Truesdell	60,575	85,250		4.41	80,000
Brooks C.B. Wood	34,100	31,250		2.01	32,000
All directors, director nominees and executive officers as a group (13 individuals)	1,174,749	397,000	(8)	43.42%	566,000	(8)
___________________________________
(1)	Includes shares for which the named person:
•	has sole voting and investment power;
•	has shared voting and investment power; or
•	holds in an IRA or other retirement plan or program, unless otherwise indicated in these footnotes.
(2)
Includes options that are exercisable within 60 days of the date of this Proxy Statement and also includes currently exercisable Warrants that were issued with Series C Preferred Stock.  Each Warrant allows for the purchase of 2,000 shares of common stock.  Does not include the shares underlying the Series B and C Preferred Stock.

(3)	Assumes only the indicated individual or group exercises their options.
(4)	Each share of Series B Preferred Stock is mandatorily convertible into 6,000 shares of common stock at the sole discretion of MCBI’s Board of Directors at any time after November 19, 2009.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

Footnotes from Beneficial Stock Ownership Table (cont.)

(5)	Each share of Series C Preferred Stock is convertible into 2,000 shares of common stock and was paired with one Warrant which is described above in footnote 2.
(6)	Not standing for re-election to the Board.
(7)	Resigned from the Board in December 2008.
(8)
These totals are reduced by 50,000 shares because of joint ownership of 25 shares of Series C Preferred Stock by Mr. Storm and Mr. Storm, Jr. that are counted as being held by each of them for the individual ownership numbers within the table, but which would be duplicative in the total.

COMPENSATION DISCLOSURES

The Summary Compensation Table below shows compensation information regarding Richard Storm, Jr., Chairman and Chief Executive Officer of MCBI and Chief Executive Officer and President of Marco Community Bank, Thomas J. Mitchusson, Chief Financial Officer of MCBI and Marco Community Bank, Richard E. Storm, Chief Operating Officer of Marco Community Bank, Anthony J. Iannotta, Executive Vice-President of Marco Community Bank and Paul Nidasio, Chief Credit Officer of Marco Community Bank.  The table also includes Thomas M. Whelan, former Chief Financial Officer of MCBI and Marco Community Bank, and Joseph A. Hausauer, former President of Commercial Lending Capital Corp. (“CLCC”). No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards	All Other Compensation		Total
Richard Storm, Jr.	2008	$0	$0	$0	$0		$0
MCBI Chairman & CEO	2007	$0	$0	$0	$0		$0
	2006	$0	$0	$0	$0		$0

Thomas J. Mitchusson	2008	$2,538	$0	$0	$288	(1)	$2,826
MCBI & Bank Chief Financial Officer	2007	N/A	N/A	N/A	N/A		N/A

Richard E. Storm	2008	$44,036	$10,000	$0	$738	(2)	$54,774
MCBI COO	2007	N/A	N/A	N/A	N/A		N/A

Anthony J. Iannotta	2008	$134,616	$0	$0	$0		$134,616
Bank Executive Vice-President	2007	N/A	N/A	N/A	N/A		N/A

Paul Nidasio	2008	$137,596	$22,500	$0	$6,092	(2)	$166,188
Bank Chief Credit Officer	2007	N/A	N/A	N/A	N/A		N/A

Joseph A. Hausauer	2008	N/A	N/A	N/A	N/A		N/A
Former CLCC President	2007	$130,000	$38,142	$0	$0		$168,142
	2006	$130,000	$16,791	$0	$0		$146,791

Thomas M. Whelan	2008	$55,846	$0	$0	$3,300	(2)	$59,146
Former MCBI & Bank Chief Financial	2007	$128,971	$1,203	$0	$7,000	(3)	$134,174
Officer	2006	$121,754	$7,500	$0	$10,711	(4)	$139,965
________________________________
(1)	Bonus calculated under Share Appreciation Rights granted during 2008.
(2)	Automobile allowance.
(3)	Reimbursement for travel and lodging expenses.
(4)	Share appreciation rights payout of $6,188 and automobile allowance of $4,523.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

Executive Compensation

MCBI does not have a standing Compensation Committee and instead, the Board of Directors performs the functions that a Compensation Committee would otherwise perform.  We believe that it is an advantage to MCBI to be able access and exploit the extensive background and experience of its directors in business, particularly in banking and finance, in evaluating and establishing executive compensation.  We believe it is also appropriate for a Company this size to look to its Board of Directors as a whole in establishing executive compensation especially since any executive compensation that was established by a committee would likely come to the Board for approval.  Director Stephen McLaughlin does not participate in discussions or decisions involving any compensation he receives and neither Richard E. Storm nor Richard Storm, Jr. participate in discussions and decisions related to compensation either of them receive.

In addition to reviewing competitive market values, the Board also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package.  The Board does not have a contractual arrangement with any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation.

The Board of Directors discusses and acts upon the recommendations of Mr. Richard Storm Jr., the Company’s Chief Executive Officer and largest shareholder, with respect to the base salaries of the Named Executive Officers, other than himself.  Mr. Storm, Jr. has historically recommended base salary increases by an amount that approximates a percentage range that is also applicable to the overall Company employee population, except for situations involving promotions and/or expanded responsibility.  Mr. Storm, Jr. typically has the benefit of geographic and industry based compensation surveys when making his recommendations.

Outstanding Equity Awards at Fiscal Year-End Table

MCBI currently grants stock options under its 2002 Key Employee Stock Compensation Program. We believe MCBI’s long term interests are best advanced through stock option grants by aligning the interest of our executive officers with those of our other shareholders. All stock options are granted at the then-current fair market value of our common stock at the time of the effective date of the grant. The following tables set forth information concerning award grants to MCBI’s named executive officers for 2008.  These awards listed below only consisted of stock option grants.

The table on the following page provides information as of December 31, 2008, regarding the MCBI stock options that have been awarded to the named executive officers under MCBI’s Stock Program.  The information listed below pertains to those stock options or portions thereof which have not yet been exercised and are currently outstanding.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

Option Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price		Option Expiration	Value of Unexercised In the Money Options at December 31, 2008
Name	Exercisable	Unexercisable	($)		Date	Exercisable	Unexercisable

Richard Storm, Jr.	-	-		-	-	N/A	N/A
Thomas J. Mitchusson	- -	7,500 40,000	$ $	6.00 3.00	05/18/18 12/14/18	N/A -	$ N/A 14,000
Joseph A. Hausauer	12,000	3,000		$6.67	11/07/14	N/A	N/A
Anthony J. Iannotta	7,500 4,500	- 18,000	$ $	6.00 8.70	08/18/13 12/11/17	N/A N/A	N/A N/A
Paul Nidasio	4,000	16,000		$8.70	12/12/17	N/A	N/A
Richard E. Storm	- -	11,250 35,000	$ $	6.00 3.70	06/17/18 09/15/18	N/A N/A	N/A N/A

Stock Options Granted and Outstanding in 2008

The following table sets forth information about the number of shares reserved for issuance under our stock option plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance

Stock option plans approved by security holders	322,064	$6.54	26,777

Equity compensation plans not approved by security holders	0	N/A	0

Total	322,064	$6.54	26,777

Benefits

MCBI currently does not provide medical or related benefits to its officers or directors at the holding company level. Officers of our subsidiaries, however, are provided hospitalization, major medical, long-term disability insurance, dental insurance, and term life insurance under group plans with generally the same terms as are offered to all full-time employees.

Employee Stock Options

MCBI currently provides for the grant of stock option awards and limited rights awards to its and the Bank’s executive officers and other employees under the 2003 Employees’ Stock Option and Limited Rights Plan (“Plan”).  An aggregate of fifteen percent of the total number of outstanding shares of MCBI common stock is reserved under the Plan and MCBI’s other two

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

stock option plans together.  Employees of MCBI or the Bank may be granted options to purchase shares of common stock, as determined by the Board in its sole discretion.

Options granted under the Plan can be either “incentive stock options” within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, which are designed to result in beneficial tax treatment to the employee but no tax deduction to MCBI, or “compensatory stock options” which do not give the employee certain benefits of an incentive stock option, but will entitle MCBI to a tax deduction when the options are exercised.

The per share exercise price at which the shares of common stock may be purchased upon exercise of a granted option must be equal to or greater than the Fair Market Value of a share of common stock as of the date of grant. Fair Market Value of a share of common stock is determined as defined in the Plan. Under the current Plan, there is a minimum limit so that in no event can Fair Market Value be less than $6.00 per share.  Proposal II of this Proxy Statement, if passed, would amend the Plan to remove the minimum limit so that the exercise price would be set at the Fair Market Value of the share as of the date of the grant.

            At the discretion of the Board, limited rights may be granted in tandem with options granted under the Plan. Limited rights may only be exercised six months after the date of their grant and they will terminate upon the exercise or termination of the underlying option.  A limited right entitles the holder thereof to a cash payment equal to the difference of the option exercise price and the Fair Market Value on the date of exercise. However, limited rights may only be exercised upon a change in control, and when the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

The Board of Directors may set any vesting schedule for options granted under the Plan.  All non-vested stock options and limited rights held under the Plan will be immediately canceled when the holder is terminated for “cause” (as that term is defined in the Plan).  In the event of the death or disability of a participant, all options and limited rights held under the Plan, whether or not then exercisable, shall be exercisable (by the participant or his or her legal representative) for a period of 12 months following such death or disability. In the event a participant retires, any options or limited rights held under the Plan, whether or not then exercisable, shall be exercisable for a period of 90 days after such retirement.

Change in Control Agreements

MCBI and Marco Community Bank have entered into Change in Control Agreements with two Marco Community Bank employees.  Pursuant to these agreements, if MCBI or Marco Community Bank undergo a Change in Control and the employees are terminated without Just Cause (as those terms are defined in the agreements), the employees shall receive one year’s severance pay. Additionally, the agreements prevent the employees from competing with the Bank for six months after termination of employment.

Share Appreciation Rights

During 2008, the Board of Directors granted Share Appreciation Rights to three executives under which the executives would receive cash bonuses at the beginning of a year if

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

there was a rise in the share price during the previous year.  The bonus is based on the increase in the price of a share from the previous year-end to the just ended year.  That rise, if any, is multiplied by the number of Share Appreciation Rights for the portion of the year the rights were held.  These rights expire ten years from their grant date.  The rights will also terminate upon a change in control of MCBI and a final cash bonus would be paid based upon the difference between the share price at the end of the preceding year and the price paid per share for the shares acquired in the change in control.

Director Compensation

In 2008, neither MCBI nor its subsidiaries paid any cash or non-cash compensation to their directors.

At the 2004 Annual Meeting, the shareholders approved the 2003 Directors’ Stock Option Plan and Limited Rights Plan (“Directors’ Plan”) and amended it at the 2007 Annual Meeting. The following is a summary of the material features of the Directors’ Plan, which is qualified in its entirety by reference to the Directors’ Plan, which was included with the 2004 Proxy Statement.

An aggregate of fifteen percent of the total number of outstanding shares of MCBI common stock is reserved under the Directors’ Plan and MCBI’s other two stock option plans together. The maximum number of shares an MCBI director may be granted options for is 11,250, the maximum number for a Bank director is 7,500. Each current MCBI and Bank director has already been granted those amounts of options. Any new directors that are elected or appointed to the Boards of MCBI, the Bank, or any subsidiary thereof, may be granted options to purchase shares of common stock, as determined by the Board in its sole discretion.

The purpose of the Directors’ Plan is to promote the growth and profitability of MCBI and the Bank by providing outside directors with an incentive to achieve the long-term objectives of MCBI and Marco Community Bank. We believe that the Directors’ Plan will assist in our being able to attract and retain non-employee directors with outstanding competence at MCBI and Marco Community Bank, while at the same time, provide such outside directors with an opportunity to acquire an equity interest in MCBI. The Directors’ Plan authorizes the granting of non-statutory stock options (options which do not qualify as incentive stock options). The shares of common stock used under the Directors’ Plan shall be from authorized and previously unissued shares.

The per share exercise price at which the shares of common stock may be purchased upon exercise of a granted option will be equal to or greater than the Fair Market Value of a share of common stock as of the Date of Grant, as those terms are defined in the Directors’ Plan. In no instance shall Fair Market Value be less than $6.00 per share.

At the discretion of the Board, limited rights may be granted in tandem with any options granted under the Director’s Plan. A limited right entitles the holder thereof to a cash payment equal to the difference of the option exercise price and the Fair Market Value on the date of exercise. Limited rights may only be exercised six months after the date of their grant and will terminate upon the exercise or termination of their underlying option. However, the limited

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

rights are only exercisable upon a change in control when the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

The Board may set any vesting schedule for options granted under the Directors’ Plan. All stock options and limited rights held under the Directors’ Plan will be immediately canceled when the holder is removed from the Board for “cause” (as that term is defined in the Directors’ Plan). In the event of the death or disability of a participant, all options and limited rights held under the Directors’ Plan, whether or not then exercisable, shall be fully vested and exercisable (by the participant or his or her legal representative) for a period of 12 months following such death or disability. In the event a participant retires from the Board, any options or limited rights held under the Directors’ Plan, whether or not then exercisable, shall be exercisable for a period of 90 days after such retirement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors, executive officers, and principal shareholders (defined as individuals owning 5% or more of MCBI common stock) of MCBI are customers of, and have banking relations with, Marco Community Bank.  We have a policy, however, of not making loans to our directors or executive officers. Therefore, as of December 31, 2008, neither MCBI nor its subsidiaries had any loans outstanding to its directors, executive officers, or principal shareholders.

PROPOSAL II - AMENDMENT OF THE COMPANY’S 2003
AMENDED AND RESTATED STOCK OPTION PLANS

By unanimous vote at a regular meeting held on March 13, 2009, the Board of Directors, upon the recommendation of the Compensation Committee, included in the agenda of this Annual Meeting this Proposal to amend the 2003 Employees’ Incentive Stock Option and Limited Rights Plan as Amended and Restated, the 2003 Directors’ Stock Option Plan and Limited Rights Plan as Amended and Restated and the Year 2003 Advisory Board Members’ Stock Option and Limited Rights Plan as Amended and Restated (referred to collectively as the “Plans”) to reduce the minimum stock option grant price, which currently is fixed at no less than $6.00 per share.  While under normal economic conditions the Board of Directors believes such a limit is appropriate, the current recession, public concerns caused by the recession and the unforeseen and unprecedented conditions being experienced locally, as well as by the entire country, have as a whole resulted in the common stocks of most of the financial institutions to fall well below even their book values.

The minimum price limit under the current Plans results in any stock option grants automatically being underwater or out of the money and does not provide the desired incentive for the stock option recipients to exercise the options and further align themselves with the shareholders.  It would also create an unbalanced expense to MCBI for stock options vesting over a long term (four to five years).  The amendment would remove the minimum amount on the grant price and allow it to be set at fair market value as defined in identical language in each of the Plans, namely “the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal) on the day prior to such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon.” The

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

amendment also ratifies previous grants made under the plan during 2008 and 2009 that would otherwise be authorized under this amendment.

Each of the Plans contain identical language as to the price of the stock options and the minimum price limit and it is only this language in the first sentence of Section 7(a) of each of the Plans that is being amended.  The full text of the amendment as it will appear in each of the Plans is as follows:

2.	DEFINITIONS

(g)           "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on the day prior to such date or if the Common Stock was not traded on such date, on the  next preceding day on which the Common Stock was traded thereon.  If the Common Stock is not traded on a national market reported by the National Association of Securities Dealers Automated Quotation System, the Fair Market Value means the average of the closing bid and ask sale prices on the previous 90days on which a sale is reported in an over-the-counter transaction.  In the absence of any over-the-counter transactions, the Fair Market Value means the average price at which the stock has sold in an arms length transaction during the 90 days immediately preceeding the grant date.  In the absence of an arms length transaction during such 90 days, Fair Market Value means the book value of the common stock.

*           *           *                      *           *           *

7.	GRANT OF NON-STATUTORY STOCK OPTIONS

*           *           *                      *           *           *

(a) Price.
The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall not be less than the Fair Market Value of the Common Stock on the date the option is granted.

The Board of Directors recommends that the shareholders approve the proposed amendment because it considers such amendment to be in the best long-term and short-term interests of MCBI and its shareholders.  The Board of Directors believes that the proposed amendment will be beneficial to the Company by providing the incentive benefit originally intended by the Plans.

The Board of Directors Recommends that Shareholders Vote “FOR” the Amendment of the Company’s 2003 Stock Option Plans.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

PROPOSAL III – RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT
AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009

Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. (“Hacker, Johnson”), as the independent auditors for MCBI and Marco Community Bank for the fiscal year ending December 31, 2009. A representative from the firm is not expected to be present at the Annual Meeting to make a statement and to respond to any shareholder questions.

Audit Fees: The aggregate fees billed for professional services by Hacker, Johnson in connection with the audit of the annual financial statements and the reviews of the financial statements included in MCBI’s filings with the Securities and Exchange Commission for the fiscal years ended December 31, 2007 and December 31, 2008, were $36,000 and $33,500, respectively.

Audit-Related Fees:  In 2007 and 2008, Hacker, Johnson did not bill MCBI for audit-related fees.

Tax Fees: Hacker, Johnson billed MCBI $4,000 in 2007 and $4,000 in 2008, for tax compliance and advice, including the preparation of MCBI’s corporate tax returns.

All Other Fees: Excluding those fees described above, Hacker, Johnson did not bill MCBI in 2007 or 2008 for any other fees.

In all instances, Hacker, Johnson’s performance of these services was pre-approved by MCBI’s Audit Committee at a meeting thereof where all relevant facts were disclosed and discussed.

In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of MCBI’s common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Hacker, Johnson, the Board of Directors will consider the selection of other auditors that are qualified to practice before the Securities and Exchange Commission.

The Board of Directors Recommends that Shareholders Vote “For”
the Ratification of Hacker, Johnson & Smith, P.A., as the
Independent Auditors for the Fiscal Year Ending December 31, 2009.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

PROPOSAL IV – ADJOURNMENT OF ANNUAL MEETING

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I, II or III at the Annual Meeting.  In order to permit proxies that have been timely received by MCBI to be voted for an adjournment, we are submitting this item as a separate matter for your consideration.

If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “For”
the Approval of the Adjournment of the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2008, certain of our directors and executive officers who own our stock filed Form 3’s or Form 4’s with the Securities and Exchange Commission. The information on these filings reflects the current ownership position of all such individuals. To the best of our knowledge, during 2008 all such filings by our officers and directors were made timely except for the following inadvertent filings: Richard Storm, Jr. (three Form 4s with multiple transactions, some of which were reported late) and Richard E. Storm (one Form 3 and one Form 4).

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in MCBI’s proxy materials for the 2010 Annual Meeting, any shareholder’s proposal to take action at that Meeting must be received at our corporate office at 1770 San Marco Road, Marco Island, Florida 34145, no later than December 8, 2009. Shareholder proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

MCBI has no formal procedures to follow for shareholders to communicate with the Board of Directors. Should a shareholder wish to submit a written communication to the Board or an individual director, the shareholder may mail or deliver such communication to: Richard Storm, Jr., Chairman and Chief Executive Officer, Marco Community Bancorp, Inc., 1770 San Marco Road, Marco Island, Florida 34145. Should a shareholder wish to address the Board in person, the shareholder may submit such a request to Mr. Storm. Depending on the matter the shareholder wishes to discuss with the Board and the Board’s schedule, the Board will consider such a request in determining whether to invite the shareholder to a Board meeting.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

SOLICITATION

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by MCBI. Proxies may be solicited by directors, officers, or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
THE ANNUAL MEETING

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card enclosed with this Proxy Statement.

AVAILABILITY OF ADDITIONAL INFORMATION

Accompanying this Proxy Statement is MCBI’s 2008 Annual Report, which includes our audited financial statements. Our Form 10-K serves as the Bank’s Annual Disclosure Statement. Additional copies of MCBI’s Annual Report or Form 10-K are available to shareholders at no charge. Any shareholder who would like an additional copy may contact: Richard Storm, Jr., Chairman and Chief Executive Officer or Assistant Vice President Laura A. Jennings at (239) 259-1413. Additional information can also be found at: www. marcocommunitybank.com, under the “Investor Relations” tab.

MCBI currently files periodic reports (including Form 10-Ks, Form 10-Qs, Proxy Statements and other reports or forms required by Federal securities laws) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by MCBI and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by MCBI is available for review on this website. The address of the website is www.sec.gov.

Marco Community Bancorp, Inc.
April 9, 2009

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF MARCO COMMUNITY BANCORP, INC.

Audit Committee Purpose

The Committee is appointed by the Board of Directors of Marco Community Bancorp, Inc. (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

·	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, account and legal compliance.

·	Monitor the independence and performance of the Company’s independent auditors and internal auditing function (including an outsource service provider).

·	Provide an avenue of communication among the independent auditors, management, the internal audit department (including an outsource service provider) and the Board of Directors.

·
The Company’s Audit Committee will serve as the audit committee for the holding company and Marco Community Bank and may have joint meetings serving the audit requirements of both the Company and Marco Community Bank.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee must obtain full Board approval prior to retaining, at the Company’s expense, special legal, accounting, or other consultants or experts, it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

The Audit Committee shall meet the requirements of NASDAQ Rule 4350(d)(2).  Under this rule, the Audit Committee shall be comprised of a minimum of two (2) directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually separately or combined with the entire Board, subject to the majority of the independent directors present, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

annually with management, the independent auditor, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

Audit Committee Responsibilities and Duties

Review Procedures

1.
Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the charter published at least every three years in the Company’s proxy statement.

2.
Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3.
In consultation with the management, the independent auditors, and any internal auditors, consider the integrity of the Company’s reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent and internal auditing department together with management’s responses.

4.
Review with management and the independent auditors the company’s quarterly financial results prior to the release of earnings and/or the company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61. The Chair of the Committee or a member of the Committee acting as Chair, may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5.
The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6.	Approve the fees and other significant compensation to be paid to the independent auditors.

7.
The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors.  The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board.  Additionally, the committee shall

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

discuss with the auditor any relationships or services that may affect auditor objectivity or independence.  If the committee is not satisfied with the auditors’ assurances of independence it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

8.	Review the independent auditors audit plan – discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9.
Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Internal Audit and Legal Compliance

11.	Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department and/or outsource service provider, as needed.

12.	Review the appointment, performance, and replacement of the senior internal audit executive and/or outsource service provider.

13.	Review significant reports prepared by the outsourced internal audit service provider together with management’s response and follow-up to these reports.

14.
On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

15.	Annually prepare a report to the shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

16.	Perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

17.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

  REVOCABLE PROXY
  MARCO COMMUNITY BANCORP, INC.
  2009 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Richard Storm, Jr. and Stephen A. McLaughlin and each of them, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Marco Community Bancorp, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the United Church of Marco Island, 320 North Barfield Drive, Marco Island, Florida 34145, on May 9, 2009, at 10:00 a.m., local time and at any adjournment thereof.

The undersigned shareholder of Marco Community Bancorp, Inc. may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation, delivering a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

WITHHOLD
			FOR	AUTHORITY
1.	The election of eight members of the Board of Directors to serve for one-year terms:		☐	☐

INSTRUCTION. To withhold your vote for any individual nominee, strike a line in the nominee’s name listed below.

☐ James B. Kauffman, Jr. ☐ Robert A. Marks ☐ Stephen A. McLaughlin ☐ E. Terry Skone

☐ Richard E. Storm ☐ Richard Storm, Jr. ☐ Timothy L. Truesdell ☐ Brooks C.B. Wood
2.	Amendment of the Company’s 2003 Amended and Restated Stock Option Plans to remove the minimum price limit for a stock option grant.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of Marco Community Bancorp, Inc. for the fiscal year ending December 31, 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	The adjournment of the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve either of the above Proposals.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before the Annual Meeting or any adjournments thereof.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.		STICKER

When shares are held by joint tenants, BOTH should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person

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The signor acknowledges receipt from Marco Community Bancorp, Inc., prior to the execution of the Proxy, a Notice of Annual Meeting, a Proxy Statement dated April 9, 2009 and an Annual Report.		Signature
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Signature if held jointly

	No. of Common Shares Voting: __________		Date: ____________

Please check this box if you intend to attend the Annual Meeting in person.  ☐